CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Ford B. Draper, Jr., Chief Executive Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 26, 2004        /s/ Ford B. Draper, Jr.
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                              Ford B. Draper, Jr., Chief Executive Officer
                              (principal executive officer)


I, Verna E. Knowles, Chief Financial Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  August 27, 2004        /s/Verna E. Knowles
     --------------------     -----------------------------------------------
                              Verna E. Knowles, Chief Financial Officer
                              (principal financial officer)